UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHIPOTLE MEXICAN GRILL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 25, 2011.

CHIPOTLE MEXICAN GRILL, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 30, 2011
	Date: May 25, 2011	Time: 8:00 AM MDT
Location: The Westin Tabor Center Hotel
1672 Lawrence Street
Denver, Colorado

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT            ANNUAL REPORT/FORM 10-K

  How to View Online:

  Have the information that is printed in the box marked by the arrow     (located on the following page) and

  visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:          www.proxyvote.com

                                 2) BY TELEPHONE:      1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

  *   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked

  by the arrow       (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

  Please make the request as instructed above on or before May 11, 2011 to facilitate timely delivery.

  You can also request hard copies of the notice and proxy statement, annual report/Form 10-K and form of proxy for all future shareholder meetings of Chipotle Mexican Grill, Inc. by following the instructions above.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked

  by the arrow       available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	The Board of Directors recommends you vote
	Nominees:	3 YEARS on the following proposal:
	01) John S. Charlesworth	5.	An advisory vote on frequency of say-on-pay votes.
02) Montgomery F. Moran

The Board of Directors recommends you vote		The Board of Directors recommends you vote
FOR Proposals 2, 3, and 4.		FOR the following proposal:
2.	Approval of the Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan.	6.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2011.

3.	Approval of the Chipotle Mexican Grill, Inc. Employee Stock Purchase Plan.	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

4.	An advisory vote on the compensation of our executive officers as disclosed in the proxy statement.

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